Investor Presentation Jay S. Bullock, CFO September 7, 2011 Exhibit 99.1

2.
Forward-Looking Statements
This presentation contains “forward-looking statements” which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements are based on the Company's current expectations and beliefs concerning future developments and their potential effects on the Company. There can be no assurance that actual developments will be those anticipated by the Company. Actual results may differ materially from those projected as a result of significant risks and uncertainties, including non-receipt of the expected payments, changes in interest rates, effect of the performance of financial markets on investment income and fair values of investments, development of claims and the effect on loss reserves, accuracy in projecting loss reserves, the impact of competition and pricing environments, changes in the demand for the
Company's products, the effect of general economic conditions, adverse state and federal legislation, regulations and regulatory investigations into industry practices,  developments relating to existing agreements, heightened competition, changes in pricing  environments, and changes in asset valuations. The Company undertakes no obligation to publicly update any forward-looking statements as a result of events or developments subsequent to the presentation.

Argo Group – About Us
International Specialty Underwriter of P&C Insurance
and Reinsurance Risks
• Business platform is comprised of four distinct businesses; Each fully accountable
• Core U.S. businesses are profitable
• International platform supports corporate objectives of growth, profitability and diversification.
First and Foremost an Underwriting Company
• Underwriting results ex. CATS in the 1H of 2011 were good in spite of competition
• Five-year (2006-10) average combined ratio was 98.7% vs. 99.4% (industry)
Solid Financial Strength (Balance Sheet)
• Rated ‘A’ (Excellent) by A.M. Best (Class Size XII)
1
• Conservatively capitalized/modest use of financial leverage
1 Argo P/C Insurance & reinsurance operations
3.

Our Strategy
• Become a recognized worldwide leader of custom insurance and reinsurance solutions for our clients
• Create a competitive advantage through superior customer service, product innovation and underwriting knowledge
• Achieve profitable growth organically and/or through opportunistic acquisitions throughout the cycle
• Manage capital and risk appropriately / maintain strong ratings
• Hire top tier talent to support our strategy
4.
Maximize shareholder value through growth in book value per share

11% CAGR
60
50
40
30
20
10
0
ARGO GROUP
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BVPS Growth Since 2002
*2011-Q2 impacted primarily by tornado activity in Missouri and Alabama totaling $31.9M (net of reinstatement premiums).
**Book value per common share - outstanding, includes the impact of the Series A Mandatory Convertible Preferred Stock on an as if converted basis.  Preferred stock had fully converted into common shares as of Dec. 31, 2007.
Our Track Record:
Maximizing Shareholder Value
5.
2002 2003 2004 2005 2006 2007 2008 2009 2010 2011-Q2
$23,40
$27.22
$30.36
$33.52
$39.08
$45.15
$44.18
$52.36
$58.41
$56.65*

Involuntary 2%
Commercial Programs 8%
Argo Surety 3%
Rockwood 29%
41%
Argo Insurance U.S. Retail
17%
Alteris

104% 98.4% 96.8% 92.5% 89.4% 88.6% 96.5% 95.6% 99.0% 111.9%
$80 $70 $60 $50 $40 $30 $20 $10 $0 ($10)
120% 110% 100% 90% 80%
$10.8 $12.7 $19.3 $35.9 $50.4 $61.3 $43.0 $45.8 $29.0 (6.5)
2002 2003 2004 2005 2006 2007 2008 2009 2010 1H 2011

ARGO GROUP
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Commercial Specialty Segment
Pre-Tax Operating Income (Data in Millions) and Combined Ratio
6.
About Us
• Designs customized commercial insurance
programs for grocers, fabricare, restaurants
and other specialty retail clients
• 2 largest provider of commercial insurance
to small and midsize U.S. public entities
• 2 largest provider of commercial insurance
to the coal mine industry
• Distributes products direct, through
wholesalers and independent agents
NWP by Business Unit
nd
nd

Insight 7.5%
E&O 4.2%
Allied Medical 5.9%
Environmental 3.0%
Contract 26.5%
24.4% Casualty
20.1% Transportation
8.3%
Property

94.7% 91.1% 94.8% 92.6% 88.9% 89.3% 93.3% 99.6% 97.8% 101.8%
$120 $100 $80 $60 $40 $20 $0
120% 110% 100% 90% 80%
$18.5 $41.1 $36.9 $57.7 $101.4 $112.7 $98.3 $64.7 $62.7 $21.3
2002 2003 2004 2005 2006 2007 2008 2009 2010 1H 2011

ARGO GROUP
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Q2 NWP By Business Unit About Us
Excess & Surplus Lines Segment
7.
Pre-Tax Operating Income (Data in Millions) and Combined Ratio
• Ranked among the top 10 E&S carriers
in the U.S. based on 2010 DWP
• Strong relationships with national,
local and regional wholesale brokers
• Target market is non-standard
(hard-to-place) risks
• U/W expertise is a competitive advantage

Energy
17%
Other Liability 2%
Marine Cargo 3%
Transport 2%
REO & Mortgage Impairment 3.0%
Property Binders
14%
Environmental 3.0%
10%
Personal Accident
7%
Indemnity
1% D&O
4% General Liability
33%
Property FAC

$800
$700
$600
$500
$400
$300
$200
$100
$0
$282.9
$706.0
$389.9
$200.5
2008
2009
2010
1H 2011

ARGO GROUP
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Syndicate 1200
About Us
8.
Gross Written Premiums (Millions)
Q2 NWP by Line of Business
Primary Classes of Business
• Property (D&F)
• Professional Lines
• Aviation
• Energy & Marine
Mix of Business:
• Worldwide property (67% of GPW)
• Non-U.S. liability (33% of GPW)
Lloyd’s Rated:
• ‘A’ (Excellent) by A.M. Best
• ‘A+’ (Strong) by S&P

U.S. Professional XOL 5.9%
U.S. Casualty XOL
12.1%
Property XOL
11.4%
70.5%
Property CAT

82.1%
86.1%
77.9%
52.3%
72.8%
201.4%
$60
$40
$20
$0
$-20
$-40
$-60
$0.8
$8.1
$23.6
$50.3
$32.0
($51.3)
250%
200%
150%
100%
50%
2006
2007
2008
2009
2010
1H 2011

$200
$150
$100
$50
$0
$11.1
$34.3
$126.4
$162.9
$188.9
$131.1
2006
2007
2008
2009
2010
1H 2011

ARGO GROUP
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International Specialty
About Us
Gross Written Premium
9.
Q2 NWP by Line of Business
Operating Income (Data in Millions)
and Combined Ratio
• Underwrites excess casualty & professional
lines insurance, property CAT, property per
risk and proportional property treaty
reinsurance worldwide
• Established regional office in Dubai
• Establishing operations in Brazil
• History of strong U/W profits
• Distributes through brokers

Argo Group Q2 2011 Financial Highlights
CONSOLIDATED GAAP VIEW
Net written premium decreased 14.5% in the quarter.
• Marketplace still undisciplined
• Will continue to exit or walk away from unattractively priced risks
The combined ratio before CATS and PY reserve development
97.2% vs. 100.9% in Q2 2010.
• Underlying results remain strong despite the competitive market
• Pre-tax losses from Q2 CATS were $31.9 million (net of estimated reinstatement premiums), compared to pre-tax losses in Q2 2010 of
$15.1 million (net of estimated reinstatement premiums)
• Previous actions to de-risk the portfolio not yet reflected in results
10.
Book value per share (BVPS)
was
$56.65
at June 30, 2011,
an increase from   54.76 at June 30, 2010.
$

Q2’2011 Financial Highlights
CONSOLIDATED GAAP VIEW
11.
($ in millions)
Operating Income
For the Quarter Ended
6/30/2011 6/30/2010
Pre-tax operating income (before CATs & PY development)
1
35.2 24.4
CATs, net of estimated reinstatement premium (31.9) (15.1)
Prior year reserve (increase) / decrease 1.1 9.3
Pre-tax operating income 4.4 18.6
Combined Ratio
For the Quarter Ended
6/30/2011 6/30/2010
Loss Ratio (before CATs & PY development) 59.1% 64.6%
Expense Ratio 38.1% 36.3%
Combined Ratio (before CATs & PY development) 97.2% 100.9%
CATs, net of estimated reinstatement premium 11.7% 4.8%
Prior year reserve increase / (decrease) -0.3% -3.0%
Total Combined Ratio 108.6% 102.7%
1
Also excludes realized capital gains / (losses) and foreign exchange gains / (losses).
Note: All CATS and all associated calculations in the table are adjusted for reinstatement premium.

H1’2011 Financial Highlights
CONSOLIDATED GAAP VIEW
12.
($ in millions)
Operating Income
For the Six Months Ended
6/30/2011 6/30/2010
Pre-tax operating income (before CATs & PY development)
1
$62.6 $54.4
CATs, net of estimated reinstatement premium (144.9) (43.9)
Prior year reserve (increase) / decrease (3.6) 20.3
Pre-tax operating income ($85.9) $30.8
Combined Ratio
For the Six Months Ended
6/30/2011 6/30/2010
Loss Ratio (before CATs & PY development) 59.4% 62.3%
Expense Ratio 39.3% 37.9%
Combined Ratio (before CATs & PY development) 98.7% 100.2%
CATs, net of estimated reinstatement premium 27.1% 6.9%
Prior year reserve increase / (decrease) 0.8% -3.3%
Total Combined Ratio 126.6% 103.8%
1
Also excludes realized capital gains / (losses) and foreign exchange gains / (losses).
Note: All CATS and all associated calculations in the table are adjusted for reinstatement premium.

Balance Sheet
CONSOLIDATED GAAP VIEW
13.
($ in millions)
June 30, December 31, %
2011 2010 Variance
(unaudited)
Total investments 4,298.9 $       4,215.4 $       2.0%
Cash and cash equivalents 49.0              83.5              (41.3%)
Accrued investment income 32.7              33.5              (2.4%)
Receivables 1,433.6         1,505.7         (4.8%)
Goodwill and intangible assets 247.1            249.1            (0.8%)
Deferred acquisition costs 135.4            139.7            (3.1%)
Ceded unearned premiums                            195.9            164.0            19.5%
Other assets 121.1            97.6              24.1%
6,513.7 $       6,488.5 $       0.4%
Reserves for losses and loss adjustment expenses 3,356.1 $       3,152.2 $       6.5%
Unearned premiums 664.7            654.1            1.6%
Ceded reinsurance payable 397.3            524.3            (24.2%)
Debt                                                68.2              65.0              4.9%
Junior subordinated debentures                     311.5            311.5            0.0%
Other liabilities 167.3            155.3            7.7%
4,965.1         4,862.4         2.1%
Total shareholders' equity 1,548.6         1,626.1         (4.8%)
6,513.7 $       6,488.5 $       0.4%
Book value per common share 56.65 $         58.41 $         (3.0%)
Assets
Total assets
Liabilities and Shareholders' Equity
Total liabilities
Total liabilities and shareholders' equity

Investment Portfolio
CONSOLIDATED GAAP VIEW
14.
($ millions)
Jun. 30, 2011 Mar. 31, 2011
Total cash and investments Fair Value % of Total Fair Value % of Total
USD DENOMINATED:
Fixed maturities
U.S. Governments $440.7 10.1% $413.2 9.6%
Non-U.S. Governments 35.9 0.8% 3.9 0.1%
Obligations of states and political subdivisions 617.4 14.2% 614.7 14.3%
Corporate securities 1,031.8 23.7% 1,007.6 23.5%
Structured securities
CMO/MBS-agency 562.4 12.9% 614.0 14.3%
CMO/MBS-non agency 34.7 0.8% 37.0 0.9%
CMBS 184.1 4.2% 195.6 4.6%
ABS-residential 15.5 0.4% 16.5 0.4%
ABS-non residential 81.7 1.9% 99.1 2.3%
FOREIGN DENOMINATED:
Governments 208.0 4.8% 200.1 4.7%
Credit 100.7 2.3% 90.3 2.1%
Total Fixed maturities $3,312.9 76.2% $3,292.0 76.7%
Equity securities $375.9 8.6% $336.5 7.8%
Other investments 226.1 5.2% 164.3 3.8%
Short-term investments 384.0 8.8% 391.3 9.1%
Total investments $4,298.9 98.9% $4,184.1 97.5%
Cash and cash equivalents 49.0 1.1% 105.4 2.5%
Total cash and investments $4,347.9 100.0% $4,289.5 100.0%

Argo Group - Recap of Major Highlights
Argo is an established carrier in the international specialty insurance and reinsurance markets.
• Core U.S. operations continue to perform well
• International platform supports diversification & future growth strategy
• Underwriting focus & talent are key competitive advantages
• Businesses well-positioned to take advantage of a hardening market
Management committed to maximizing shareholder value
• Achieved book value per share CAGR of 11% since 2002
• Quality of capital and balance sheet is excellent
• Will continue to repatriate capital as appropriate
15.